                                                                    EXHIBIT 99.1
                                                                    ------------

                                   SCHEDULE I

     A separate (a) Participation Agreement and (b) Trust Indenture and Mortgage substantially identical in all material respects to those filed as Exhibit 4.15 and Exhibit 4.16 has been entered into with respect to each of the 30 aircraft listed in the attached table, with the following exceptions:

1. Conforming changes have been made to reflect the appropriate model of each aircraft, the appropriate U.S. registration number of each aircraft and the appropriate manufacturer's serial number of each aircraft, as more fully set forth in the attached table;

2. Conforming changes have been made to reflect the appropriate engines relating to each aircraft; and

3. (i) The Participation Agreement relating to the Airbus aircraft includes the following Section 6(d):

          "The Indenture Trustee agrees for the benefit of AVSA, the Manufacturer and Owner that it will not disclose or suffer to be disclosed the terms of the Purchase Agreement to any third party except (A) as may be required by any applicable statute, court or administrative order or decree or governmental ruling or regulation or to any regulatory authorities having official jurisdiction over them,
          (B) in connection with the financing of the Aircraft and the other transactions contemplated by the Fundamental Documents (including any transfer of Equipment Notes (including by way of participation or assignment of an interest, provided such participant or assignee agrees to hold such terms confidential to the same extent as herein provided) and any exercise of remedies under the Indenture), (C) with the prior written consent of the Manufacturer, AVSA and Owner or (D) to the Indenture Trustee's counsel or special counsel, independent insurance brokers or other agents who agree to hold such information confidential."

     (ii) Paragraph (2) of the Granting Clause of the Trust Indenture and Mortgage relating to the Airbus aircraft reflects the following differences (additions are single-underlined; deletions are bracketed):

          "(2)   The Purchase Agreement (to the extent specified in the Purchase
                 ---------------------------------------------------------------
          Agreement Assignment), the Consents and Agreements The Purchase
          --------------------------------------------------
          Agreement to the extent the same relates to continuing rights of the Owner in respect of any warranty, indemnity or agreement, express or implied, as to title, materials, workmanship, design or patent infringement or related matters with respect to the Airframe or the Engines (reserving to the Owner, however, all of the Owner's other rights and interest in and to the Purchase Agreement), the Consent and Agreement, and the Bills of Sale, together in each case with all rights, powers, privileges, options and other benefits of the Owner thereunder (subject to such reservation) with respect to the Airframe or the Engines, including, without limitation, the right to make all waivers and agreements, to give and receive all notices and other instruments or communications, to take such action upon the occurrence of a default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by law, and to do any and all other things which the Owner is or may be entitled to do thereunder (subject to such reservation), subject to the terms and conditions of the Purchase Consent and Agreement Assignment";
                            --------                       ----------

     (iii) Paragraph 1 of the Habendum Clause of the Trust Indenture and Mortgage relating to the Airbus aircraft reflects the following differences (additions are in bold and double-underlined; deletions are struck through):

          "1. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner shall remain liable under each of the Operative Documents to which it is a party to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and, [except as provided in the Consent and Agreement,] the Indenture Trustee and the Noteholders shall have no obligation or liability under any of the Operative Documents to which the Owner is a party by reason of or arising out of the assignment hereunder, nor shall the Indenture Trustee or the Noteholders be required or obligated in any manner to perform or fulfill any obligations of the Owner under any of the Operative Documents to which the Owner is a party, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times."

     (iv) The Trust Indenture and Mortgage relating to the Airbus aircraft includes the following:

          a. The definition of "Purchase Assignment Agreement", which term is included in the definition of "Operative Documents", as follows:
               "Purchase Agreement Assignment" means the Purchase Agreement Assignment dated as of the date hereof between Owner and the Indenture Trustee assigning to the Indenture Trustee certain of Owner's rights under the Purchase Agreement with respect to the Aircraft, as the same may be amended, modified or supplemented.

          b. The definition of "AVSA", as follows: "AVSA" means, AVSA, S.A.R.L., a societe a responsabilite limitee formed under the laws of the Republic of France.

          c. The definition of "Consents and Agreements" differs, and is as follows: "Consent and Agreement" means (a) the Manufacturer Consent and Agreement (2001-1 A320-1) dated as of the date hereof executed by the Manufacturer and (b) the Supplier Consent and Agreement (2001-1 A320-1) dated as of the date hereof executed by AVSA.

          d.   The definition of "Manufacturer" differs, and is as follows:
               "Manufacturer" means Airbus Industrie G.I.E., a French groupement d'interet economique.

          e. The definition of "Operative Documents" differs, and is as follows: "Operative Documents" means this Agreement, the Participation Agreement, the Consent and Agreement, the Purchase Agreement (to the extent assigned pursuant to the Purchase Agreement Assignment), the Purchase Agreement Assignment, Bills of Sale, the Equipment Notes and the initial Indenture Supplement.

    Trust         Aircraft                                                                                   Engine
Identification  Registration                                         Engine                               Manufacturer's
   Number         Numbers        Aircraft Type          MSN       Manufacturer         Engine Model        Serial No.
--------------------------------------------------------------------------------------------------------------------------
  A319-1        N831UA          Airbus 319-131          1291   International Aero      IAE V2522-A5           V10785
                                                                                                              V10788
--------------------------------------------------------------------------------------------------------------------------
  A319-2        N833UA          Airbus 319-131          1401   International Aero      IAE V2522-A5           V10876
                                                                                                              V10870
--------------------------------------------------------------------------------------------------------------------------
  A319-3        N834UA          Airbus 319-131          1420   International Aero      IAE V2522-A5           V10890
                                                                                                              V10883
--------------------------------------------------------------------------------------------------------------------------
  A319-4        N835UA          Airbus 319-131          1426   International Aero      IAE V2522-A5           V10895
                                                                                                              V10897
--------------------------------------------------------------------------------------------------------------------------
  A319-5        N836UA          Airbus 319-131          1460   International Aero      IAE V2522-A5           V10931
                                                                                                              V10932
--------------------------------------------------------------------------------------------------------------------------
  A319-6        N837UA          Airbus 319-131          1474   International Aero      IAE V2522-A5           V10945
                                                                                                              V10948
--------------------------------------------------------------------------------------------------------------------------
  A319-7        N838UA          Airbus 319-131          1477   International Aero      IAE V2522-A5           V10947
                                                                                                              V10949
--------------------------------------------------------------------------------------------------------------------------
  A319-8        N839UA          Airbus 319-131          1507   International Aero      IAE V2522-A5           V10972
                                                                                                              V10967
--------------------------------------------------------------------------------------------------------------------------
  A319-9        N840UA          Airbus 319-131          1522   International Aero      IAE V2522-A5           V10981
                                                                                                              V10989
--------------------------------------------------------------------------------------------------------------------------
 A319-10        N841UA          Airbus 319-131          1545   International Aero      IAE V2522-A5           V11015
                                                                                                              V11018
--------------------------------------------------------------------------------------------------------------------------
  A320-1        N467UA          Airbus 320-232          1359   International Aero      IAE V2527-A5           V10856
                                                                                                              V10858
--------------------------------------------------------------------------------------------------------------------------
  A320-2        N468UA          Airbus 320-232          1363   International Aero      IAE V2527-A5           V10852
                                                                                                              V10853
--------------------------------------------------------------------------------------------------------------------------
  A320-3        N469UA          Airbus 320-232          1409   International Aero      IAE V2527-A5           V10899
                                                                                                              V10903
--------------------------------------------------------------------------------------------------------------------------
  A320-4        N470UA          Airbus 320-232          1427   International Aero      IAE V2527-A5           V10923
                                                                                                              V10925
--------------------------------------------------------------------------------------------------------------------------
  A320-5        N471UA          Airbus 320-232          1432   International Aero      IAE V2527-A5           V10928
                                                                                                              V10927
--------------------------------------------------------------------------------------------------------------------------
  A320-6        N472UA          Airbus 320-232          1435   International Aero      IAE V2527-A5           V10929
                                                                                                              V10930
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

  767-1         N664UA          Boeing 767-322         29236     Pratt & Whitney          PW4052             P727947
                                                                                                             P727788
--------------------------------------------------------------------------------------------------------------------------
  767-2         N677UA          Boeing 767-322         29239     Pratt & Whitney          PW4052             P727816
                                                                                                             P727817
--------------------------------------------------------------------------------------------------------------------------
  767-3         N669UA          Boeing 767-322         30025     Pratt & Whitney          PW4052             P727908
                                                                                                             P727909
--------------------------------------------------------------------------------------------------------------------------
  767-4         N670UA          Boeing 767-322         29240     Pratt & Whitney          PW4052             P727932
                                                                                                             P727933
--------------------------------------------------------------------------------------------------------------------------
  767-5         N671UA          Boeing 767-322         30026     Pratt & Whitney          PW4052             P727916
                                                                                                             P727939
--------------------------------------------------------------------------------------------------------------------------
  747-1         N117UA          Boeing 747-422         28810     Pratt & Whitney          PW4056             P727856
                                                                                                             P727857
                                                                                                             P727858
                                                                                                             P727859
--------------------------------------------------------------------------------------------------------------------------

    Trust         Aircraft                                                                                   Engine
Identification  Registration                                         Engine                               Manufacturer's
   Number         Numbers        Aircraft Type          MSN       Manufacturer         Engine Model        Serial No.
--------------------------------------------------------------------------------------------------------------------------
  747-2         N118UA          Boeing 747-422         28811     Pratt & Whitney          PW4056             P727865
                                                                                                             P727875
                                                                                                             P727876
                                                                                                             P727866
--------------------------------------------------------------------------------------------------------------------------
  747-3         N122UA          Boeing 747-422         29168     Pratt & Whitney          PW4056             P727896
                                                                                                             P727897
                                                                                                             P727898
                                                                                                             P727899
--------------------------------------------------------------------------------------------------------------------------
  747-4         N127UA          Boeing 747-422         28813     Pratt & Whitney          PW4056             P727905
                                                                                                             P727929
                                                                                                             P727907
                                                                                                             P727906
--------------------------------------------------------------------------------------------------------------------------
  747-5         N128UA          Boeing 747-422         30023     Pratt & Whitney          PW4056             P727968
                                                                                                             P727969
                                                                                                             P727970
                                                                                                             P727985
--------------------------------------------------------------------------------------------------------------------------
  777-1         N794UA          Boeing 777-222         26953     Pratt & Whitney          PW4090             P222045
                                                                                                             P222046
--------------------------------------------------------------------------------------------------------------------------
  777-2         N795UA          Boeing 777-222         26927     Pratt & Whitney          PW4090             P222052
                                                                                                             P222050
--------------------------------------------------------------------------------------------------------------------------
  777-3         N204UA          Boeing 777-222         28713     Pratt & Whitney          PW4090             P222085
                                                                                                             P222086
--------------------------------------------------------------------------------------------------------------------------
  777-4         N205UA          Boeing 777-222         28714     Pratt & Whitney          PW4090             P222091
                                                                                                             P222092
--------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE II



                       EQUIPMENT NOTE PRINCIPAL PAYMENTS



                                   SERIES A-1


                                                             Equipment Notes
                         -----------------------------------------------------------------------------------------
         Date            N831UA   N833UA   N834UA   N835UA   N836UA   N837UA   N838UA   N839UA   N840UA   N841UA
-----------------------  ------   ------   ------   ------   ------   ------   ------   ------   ------   --------
August 22, 2001........        0        0        0        0        0        0        0        0        0        0
March 1, 2002..........        0  513,619  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2002......  493,632        0        0        0        0        0        0        0        0  507,667
March 1, 2003..........        0  513,619  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2003......  493,632        0        0        0        0        0        0        0        0  507,667
March 1, 2004..........        0  513,619  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2004......  493,632        0        0        0        0        0        0        0        0  507,667
March 1, 2005..........        0  513,619  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2005......  493,632        0        0        0        0        0        0        0        0  507,667
March 1, 2006..........        0  513,619  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2006......  493,632        0        0        0        0        0        0        0        0  507,667
March 1, 2007..........        0  513,619  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2007......  493,632        0        0        0        0        0        0        0        0  507,667
March 1, 2008..........        0  513,619  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2008......        0        0        0        0        0        0        0        0        0  507,667
March 1, 2009..........        0        0  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2009......        0        0        0        0        0        0        0        0        0  507,667
March 1, 2010..........        0        0  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2010......        0        0        0        0        0        0        0        0        0  507,667
March 1, 2011..........        0        0  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2011......        0        0        0        0        0        0        0        0        0  507,667
March 1, 2012..........        0        0  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0
September 1, 2012......        0        0        0        0        0        0        0        0        0  507,667
March 1, 2013..........        0        0  515,222  515,222  501,493  502,831  502,874  504,645  506,242        0

                                   Series A-1

                                                                 Equipment Notes
                         ------------------------------------------------------------------------------------------------
         Date            N467UA   N468UA   N469UA   N470UA   N471UA   N472UA    N117UA     N118UA     N122UA     N127UA
-----------------------  ------   ------   ------   ------   ------   ------    ------     ------     ------     --------
August 22, 2001........        0        0        0        0        0        0          0          0          0          0
March 1, 2002..........  580,348  580,348  574,251  575,417  575,417  576,583  1,870,833  1,817,924  1,844,980          0
September 1, 2002......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2003..........  580,348  580,348  574,251  575,417  575,417  576,583  1,870,833  1,817,924  1,844,980          0
September 1, 2003......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2004..........  580,348  580,348  574,251  575,417  575,417  576,583  1,870,833  1,817,924  1,844,980          0
September 1, 2004......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2005..........  580,348  580,348  574,251  575,417  575,417  576,583  1,870,833  1,817,924  1,844,980          0
September 1, 2005......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2006..........  580,348  580,348  574,251  575,417  575,417  576,583  1,870,833  1,817,924  1,844,980          0
September 1, 2006......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2007..........  580,348  580,348  574,251  575,417  575,417  576,583  1,870,833  1,817,924  1,844,980          0
September 1, 2007......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2008..........  580,348  580,348  574,251  575,417  575,417  576,583  1,870,833  1,817,924  1,844,980          0
September 1, 2008......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2009..........        0        0  574,251  575,417  575,417  576,583          0          0  1,844,980          0
September 1, 2009......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2010..........        0        0  574,251  575,417  575,417  576,583          0          0  1,844,980          0
September 1, 2010......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2011..........        0        0  574,251  575,417  575,417  576,583          0          0  1,844,980          0
September 1, 2011......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2012..........        0        0  574,251  575,417  575,417  576,583          0          0  1,844,980          0
September 1, 2012......        0        0        0        0        0        0          0          0          0  1,858,256
March 1, 2013..........        0        0  574,251  575,417  575,417  576,583          0          0  1,844,980          0

                                   Series A-1

                                                                       Equipment Notes
                       -----------------------------------------------------------------------------------------------------------
         Date          N128UA     N664UA     N667UA     N669UA     N670UA     N671UA     N794UA     N795UA     N204UA     N205UA
---------------------  ------     ------     ------     ------     ------     ------     ------     ------     ------     --------
August 22, 2001......         0          0          0          0          0          0          0          0          0          0
March 1, 2002........ 1,896,225  1,012,690          0  1,047,391          0          0          0  1,573,911  1,688,006  1,639,875
September 1, 2002....         0          0  1,021,088          0  1,054,603  1,058,369  1,572,145          0          0          0
March 1, 2003........ 1,896,225  1,012,690          0  1,047,391          0          0          0  1,573,911  1,688,006  1,639,875
September 1, 2003....         0          0  1,021,088          0  1,054,603  1,058,369  1,572,145          0          0          0
March 1, 2004........ 1,896,225  1,012,690          0  1,047,391          0          0          0  1,573,911  1,688,006  1,639,875
September 1, 2004....         0          0  1,021,088          0  1,054,603  1,058,369  1,572,145          0          0          0
March 1, 2005........ 1,896,225  1,012,690          0  1,047,391          0          0          0  1,573,911  1,688,006  1,639,875
September 1, 2005....         0          0  1,021,088          0  1,054,603  1,058,369  1,572,145          0          0          0
March 1, 2006........ 1,896,225  1,012,690          0  1,047,391          0          0          0  1,573,911  1,688,006  1,639,875
September 1, 2006....         0          0  1,021,088          0  1,054,603  1,058,369  1,572,145          0          0          0
March 1, 2007........ 1,896,225  1,012,690          0  1,047,391          0          0          0  1,573,911  1,688,006  1,639,875
September 1, 2007....         0          0  1,021,088          0  1,054,603  1,058,369  1,572,145          0          0          0
March 1, 2008........ 1,896,225  1,012,690          0  1,047,391          0          0          0  1,573,911  1,688,006  1,639,875
September 1, 2008....         0          0          0          0  1,054,603  1,058,369          0          0          0          0
March 1, 2009........ 1,896,225          0          0  1,047,391          0          0          0          0  1,688,006  1,639,875
September 1, 2009....         0          0          0          0  1,054,603  1,058,369          0          0          0          0
March 1, 2010........ 1,896,225          0          0  1,047,391          0          0          0          0  1,688,006  1,639,875
September 1, 2010....         0          0          0          0  1,054,603  1,058,369          0          0          0          0
March 1, 2011........ 1,896,225          0          0  1,047,391          0          0          0          0  1,688,006  1,639,875
September 1, 2011....         0          0          0          0  1,054,603  1,058,369          0          0          0          0
March 1, 2012........ 1,896,225          0          0  1,047,391          0          0          0          0  1,688,006  1,639,875
September 1, 2012....         0          0          0          0  1,054,603  1,058,369          0          0          0          0
March 1, 2013........ 1,896,225          0          0  1,047,391          0          0          0          0  1,688,006  1,640,054

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS



                                   SERIES A-2

                                                                     Equipment Notes
                     ---------------------------------------------------------------------------------------------------------------
         Date         N831UA     N833UA     N467UA     N468UA     N117UA     N118UA     N664UA      N667UA      N794UA      N795UA
-------------------  --------- ----------  ---------  ---------  ---------  --------- ----------  ----------  ----------  ----------
August 22, 2001....          0          0          0          0          0          0          0           0           0           0
March 1, 2002......          0          0          0          0          0          0          0           0           0           0
September 1, 2002..          0          0          0          0          0          0          0           0           0           0
March 1, 2003......          0          0          0          0          0          0          0           0           0           0
September 1, 2003..          0          0          0          0          0          0          0           0           0           0
March 1, 2004......          0          0          0          0          0          0          0           0           0           0
September 1, 2004..          0          0          0          0          0          0          0           0           0           0
March 1, 2005......          0          0          0          0          0          0          0           0           0           0
September 1, 2005..          0          0          0          0          0          0          0           0           0           0
March 1, 2006......          0          0          0          0          0          0          0           0           0           0
September 1, 2006..          0          0          0          0          0          0          0           0           0           0
March 1, 2007......          0          0          0          0          0          0          0           0           0           0
September 1, 2007..          0          0          0          0          0          0          0           0           0           0
March 1, 2008......          0          0          0          0          0          0          0           0           0           0
September 1, 2008.. 12,998,975 13,011,692 14,702,152 14,702,152 43,652,766 44,236,149 23,629,425  24,846,484  36,683,373  35,150,833

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS



                                   SERIES A-3

                                                                      Equipment Notes
                    ----------------------------------------------------------------------------------------------------------------
         Date        N834UA     N835UA      N836UA     N837UA      N838UA      N839UA      N840UA     N841UA     N469UA     N470UA
------------------  ---------  ---------  ----------  ---------   ---------   ---------   ---------  ---------  --------- ----------
August 22, 2001....         0          0           0          0           0           0           0          0          0          0
March 1, 2002......         0          0           0          0           0           0           0          0          0          0
September 1, 2002..         0          0           0          0           0           0           0          0          0          0
March 1, 2003......         0          0           0          0           0           0           0          0          0          0
September 1, 2003..         0          0           0          0           0           0           0          0          0          0
March 1, 2004......         0          0           0          0           0           0           0          0          0          0
September 1, 2004..         0          0           0          0           0           0           0          0          0          0
March 1, 2005......         0          0           0          0           0           0           0          0          0          0
September 1, 2005..         0          0           0          0           0           0           0          0          0          0
March 1, 2006......         0          0           0          0           0           0           0          0          0          0
September 1, 2006..         0          0           0          0           0           0           0          0          0          0
March 1, 2007......         0          0           0          0           0           0           0          0          0          0
September 1, 2007..         0          0           0          0           0           0           0          0          0          0
March 1, 2008......         0          0           0          0           0           0           0          0          0          0
September 1, 2008..         0          0           0          0           0           0           0          0          0          0
March 1, 2009......         0          0           0          0           0           0           0          0          0          0
September 1, 2009..         0          0           0          0           0           0           0          0          0          0
March 1, 2010......         0          0           0          0           0           0           0          0          0          0
September 1, 2010..         0          0           0          0           0           0           0          0          0          0
March 1, 2011......         0          0           0          0           0           0           0          0          0          0
September 1, 2011..         0          0           0          0           0           0           0          0          0          0
March 1, 2012......         0          0           0          0           0           0           0          0          0          0
September 1, 2012..         0          0           0          0           0           0           0          0          0          0
March 1, 2013......         0          0           0          0           0           0           0          0          0          0
September 1, 2013..10,476,180 10,476,180  10,698,507 10,727,063  10,727,985  10,765,753  10,799,836 11,337,902 12,250,684 12,275,556

                                   Series A-3

                                                                        Equipment Notes
                     -------------------------------------------------------------------------------------------------------------
         Date          N471UA     N472UA     N122UA     N127UA     N128UA     N669UA     N670UA     N671UA     N204UA     N205UA
-------------------  ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
August 22, 2001....           0          0          0          0          0          0          0          0          0          0
March 1, 2002......           0          0          0          0          0          0          0          0          0          0
September 1, 2002..           0          0          0          0          0          0          0          0          0          0
March 1, 2003......           0          0          0          0          0          0          0          0          0          0
September 1, 2003..           0          0          0          0          0          0          0          0          0          0
March 1, 2004......           0          0          0          0          0          0          0          0          0          0
September 1, 2004..           0          0          0          0          0          0          0          0          0          0
March 1, 2005......           0          0          0          0          0          0          0          0          0          0
September 1, 2005..           0          0          0          0          0          0          0          0          0          0
March 1, 2006......           0          0          0          0          0          0          0          0          0          0
September 1, 2006..           0          0          0          0          0          0          0          0          0          0
March 1, 2007......           0          0          0          0          0          0          0          0          0          0
September 1, 2007..           0          0          0          0          0          0          0          0          0          0
March 1, 2008......           0          0          0          0          0          0          0          0          0          0
September 1, 2008..           0          0          0          0          0          0          0          0          0          0
March 1, 2009......           0          0          0          0          0          0          0          0          0          0
September 1, 2009..           0          0          0          0          0          0          0          0          0          0
March 1, 2010......           0          0          0          0          0          0          0          0          0          0
September 1, 2010..           0          0          0          0          0          0          0          0          0          0
March 1, 2011......           0          0          0          0          0          0          0          0          0          0
September 1, 2011..           0          0          0          0          0          0          0          0          0          0
March 1, 2012......           0          0          0          0          0          0          0          0          0          0
September 1, 2012..           0          0          0          0          0          0          0          0          0          0
March 1, 2013......           0          0          0          0          0          0          0          0          0          0
September 1, 2013..  12,275,556 12,300,428 35,669,620 37,784,537 38,556,579 20,249,552 21,443,586 21,520,177 30,946,774 31,704,545

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS



                                    SERIES B

                                                                      Equipment Notes
                        ------------------------------------------------------------------------------------------------------------
         Date            N834UA     N835UA     N836UA     N837UA     N838UA     N839UA     N840UA     N841UA     N469UA     N470UA
----------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
August 22, 2001.......          0          0          0          0          0          0          0          0          0          0
March 1, 2002.........          0          0          0          0          0          0          0          0          0          0
September 1, 2002.....          0          0          0          0          0          0          0          0          0          0
March 1, 2003.........          0          0          0          0          0          0          0          0          0          0
September 1, 2003.....          0          0          0          0          0          0          0          0          0          0
March 1, 2004.........          0          0          0          0          0          0          0          0          0          0
September 1, 2004.....          0          0          0          0          0          0          0          0          0          0
March 1, 2005.........          0          0          0          0          0          0          0          0          0          0
September 1, 2005.....          0          0          0          0          0          0          0          0          0          0
March 1, 2006.........          0          0          0          0          0          0          0          0          0          0
September 1, 2006.....          0          0          0          0          0          0          0          0          0          0
March 1, 2007.........          0          0          0          0          0          0          0          0          0          0
September 1, 2007.....          0          0          0          0          0          0          0          0          0          0
March 1, 2008.........          0          0          0          0          0          0          0          0          0          0
September 1, 2008.....          0          0          0          0          0          0          0          0          0          0
March 1, 2009.........          0          0          0          0          0          0          0          0          0          0
September 1, 2009.....          0          0          0          0          0          0          0          0          0          0
March 1, 2010.........          0          0          0          0          0          0          0          0          0          0
September 1, 2010.....          0          0          0          0          0          0          0          0          0          0
March 1, 2011.........          0          0          0          0          0          0          0          0          0          0
September 1, 2011.....  4,215,720  4,215,720  4,287,115  4,298,558  4,298,927  4,314,061  4,327,719  4,525,896  4,909,104  4,919,071

                                    Series B

                                                                    Equipment Notes
                    ----------------------------------------------------------------------------------------------------------------
         Date        N471UA     N472UA      N122UA      N127UA     N128UA     N669UA     N670UA     N671UA      N204UA     N205UA
------------------- ---------  ---------  ----------  ---------- ----------  ---------  ---------  ---------  ----------  ----------
August 22, 2001....         0          0           0           0          0          0          0          0           0           0
March 1, 2002......         0          0           0           0          0          0          0          0           0           0
September 1, 2002..         0          0           0           0          0          0          0          0           0           0
March 1, 2003......         0          0           0           0          0          0          0          0           0           0
September 1, 2003..         0          0           0           0          0          0          0          0           0           0
March 1, 2004......         0          0           0           0          0          0          0          0           0           0
September 1, 2004..         0          0           0           0          0          0          0          0           0           0
March 1, 2005......         0          0           0           0          0          0          0          0           0           0
September 1, 2005..         0          0           0           0          0          0          0          0           0           0
March 1, 2006......         0          0           0           0          0          0          0          0           0           0
September 1, 2006..         0          0           0           0          0          0          0          0           0           0
March 1, 2007......         0          0           0           0          0          0          0          0           0           0
September 1, 2007..         0          0           0           0          0          0          0          0           0           0
March 1, 2008......         0          0           0           0          0          0          0          0           0           0
September 1, 2008..         0          0           0           0          0          0          0          0           0           0
March 1, 2009......         0          0           0           0          0          0          0          0           0           0
September 1, 2009..         0          0           0           0          0          0          0          0           0           0
March 1, 2010......         0          0           0           0          0          0          0          0           0           0
September 1, 2010..         0          0           0           0          0          0          0          0           0           0
March 1, 2011......         0          0           0           0          0          0          0          0           0           0
September 1, 2011.. 4,919,071  4,929,037  14,420,300  15,204,877 15,515,555  8,186,368  8,629,114  8,659,935  12,574,953  12,816,899

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS



                                    SERIES C

                                                                       Equipment Notes
                          ---------------------------------------------------------------------------------------------------------
         Date             N831UA     N833UA     N834UA     N835UA     N836UA     N837UA     N838UA     N839UA     N840UA     N841UA
-----------------------   ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
August 22, 2001.......         0          0          0          0          0          0          0          0          0          0
March 1, 2002.........         0          0          0          0          0          0          0          0          0          0
September 1, 2002.....         0          0          0          0          0          0          0          0          0          0
March 1, 2003.........         0          0          0          0          0          0          0          0          0          0
September 1, 2003.....         0          0          0          0          0          0          0          0          0          0
March 1, 2004.........         0          0          0          0          0          0          0          0          0          0
September 1, 2004.....         0          0          0          0          0          0          0          0          0          0
March 1, 2005.........         0          0          0          0          0          0          0          0          0          0
September 1, 2005.....         0          0          0          0          0          0          0          0          0          0
March 1, 2006.........         0          0          0          0          0          0          0          0          0          0
September 1, 2006.....         0          0          0          0          0          0          0          0          0          0
March 1, 2007.........         0          0          0          0          0          0          0          0          0          0
September 1, 2007.....         0          0          0          0          0          0          0          0          0          0
March 1, 2008.........         0          0          0          0          0          0          0          0          0          0
September 1, 2008..... 7,170,810  7,177,825  2,984,501  2,984,501  2,997,883  3,005,885  3,006,143  3,016,726  3,026,277  3,128,851

                                    SERIES C

                                                                         Equipment Notes
                       -------------------------------------------------------------------------------------------------------------
         Date          N467UA     N468UA     N469UA     N470UA     N471UA     N472UA      N117UA      N118UA      N122UA    N127UA
-------------------    ------     ------     ------     ------     ------     ------      ------      ------      ------    --------
August 22, 2001....         0          0          0          0          0          0           0           0           0           0
March 1, 2002......         0          0          0          0          0          0           0           0           0           0
September 1, 2002..         0          0          0          0          0          0           0           0           0           0
March 1, 2003......         0          0          0          0          0          0           0           0           0           0
September 1, 2003..         0          0          0          0          0          0           0           0           0           0
March 1, 2004......         0          0          0          0          0          0           0           0           0           0
September 1, 2004..         0          0          0          0          0          0           0           0           0           0
March 1, 2005......         0          0          0          0          0          0           0           0           0           0
September 1, 2005..         0          0          0          0          0          0           0           0           0           0
March 1, 2006......         0          0          0          0          0          0           0           0           0           0
September 1, 2006..         0          0          0          0          0          0           0           0           0           0
March 1, 2007......         0          0          0          0          0          0           0           0           0           0
September 1, 2007..         0          0          0          0          0          0           0           0           0           0
March 1, 2008......         0          0          0          0          0          0           0           0           0           0
September 1, 2008.. 8,110,358  8,110,358  3,432,827  3,439,796  3,439,796  3,446,765  24,080,798  24,402,619  10,345,506  10,764,228

                                    SERIES C

                                                                          Equipment Notes
                      --------------------------------------------------------------------------------------------------------------
         Date           N128UA      N664UA      N667UA     N669UA     N670UA     N671UA      N794UA      N795UA     N204UA    N205UA
------------------    ---------    --------    --------   --------   --------   --------    --------    --------   --------  -------
August 22, 2001...          0           0           0          0          0          0           0           0          0          0
March 1, 2002.....          0           0           0          0          0          0           0           0          0          0
September 1, 2002.          0           0           0          0          0          0           0           0          0          0
March 1, 2003.....          0           0           0          0          0          0           0           0          0          0
September 1, 2003.          0           0           0          0          0          0           0           0          0          0
March 1, 2004.....          0           0           0          0          0          0           0           0          0          0
September 1, 2004.          0           0           0          0          0          0           0           0          0          0
March 1, 2005.....          0           0           0          0          0          0           0           0          0          0
September 1, 2005.          0           0           0          0          0          0           0           0          0          0
March 1, 2006.....          0           0           0          0          0          0           0           0          0          0
September 1, 2006.          0           0           0          0          0          0           0           0          0          0
March 1, 2007.....          0           0           0          0          0          0           0           0          0          0
September 1, 2007.          0           0           0          0          0          0           0           0          0          0
March 1, 2008.....          0           0           0          0          0          0           0           0          0          0
September 1, 2008. 10,984,171  13,035,037  13,706,421  5,873,117  6,108,945  6,130,764  20,236,173  19,390,517  9,152,552  9,194,849

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                                   SERIES D

                                                                       Equipment Notes
                        ------------------------------------------------------------------------------------------------------------
         Date            N831UA     N833UA     N834UA     N835UA     N836UA     N837UA     N838UA     N839UA     N840UA     N841UA
----------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
August 22, 2001.......          0          0          0          0          0          0          0          0          0          0
March 1, 2002.........          0          0          0          0          0          0          0          0          0          0
September 1, 2002.....          0          0          0          0          0          0          0          0          0          0
March 1, 2003.........          0          0          0          0          0          0          0          0          0          0
September 1, 2003.....          0          0          0          0          0          0          0          0          0          0
March 1, 2004.........          0          0          0          0          0          0          0          0          0          0
September 1, 2004.....          0          0          0          0          0          0          0          0          0          0
March 1, 2005.........          0          0          0          0          0          0          0          0          0          0
September 1, 2005.....          0          0          0          0          0          0          0          0          0          0
March 1, 2006.........          0          0          0          0          0          0          0          0          0          0
September 1, 2006.....  2,404,153  2,433,210  2,440,802  2,440,802  2,442,436  2,448,955  2,449,166  2,457,788  2,465,569  2,540,006

                                    SERIES D

                                                                      Equipment Notes
                        ------------------------------------------------------------------------------------------------------------
         Date            N467UA     N468UA     N469UA     N470UA     N471UA     N472UA     N117UA     N118UA     N122UA     N127UA
----------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
August 22, 2001.......          0          0          0          0          0          0          0          0          0          0
March 1, 2002.........          0          0          0          0          0          0          0          0          0          0
September 1, 2002.....          0          0          0          0          0          0          0          0          0          0
March 1, 2003.........          0          0          0          0          0          0          0          0          0          0
September 1, 2003.....          0          0          0          0          0          0          0          0          0          0
March 1, 2004.........          0          0          0          0          0          0          0          0          0          0
September 1, 2004.....          0          0          0          0          0          0          0          0          0          0
March 1, 2005.........          0          0          0          0          0          0          0          0          0          0
September 1, 2005.....          0          0          0          0          0          0          0          0          0          0
March 1, 2006.........          0          0          0          0          0          0          0          0          0          0
September 1, 2006.....  2,749,329  2,749,329  2,796,793  2,802,471  2,802,471  2,808,150  8,365,373  8,370,494  8,495,073  8,803,263

                                    SERIES D

                                                                      Equipment Notes
                        ------------------------------------------------------------------------------------------------------------
         Date            N128UA     N664UA     N667UA     N669UA     N670UA     N671UA     N794UA     N795UA     N204UA     N205UA
----------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
August 22, 2001.......          0          0          0          0          0          0          0          0          0          0
March 1, 2002.........          0          0          0          0          0          0          0          0          0          0
September 1, 2002.....          0          0          0          0          0          0          0          0          0          0
March 1, 2003.........          0          0          0          0          0          0          0          0          0          0
September 1, 2003.....          0          0          0          0          0          0          0          0          0          0
March 1, 2004.........          0          0          0          0          0          0          0          0          0          0
September 1, 2004.....          0          0          0          0          0          0          0          0          0          0
March 1, 2005.........          0          0          0          0          0          0          0          0          0          0
September 1, 2005.....          0          0          0          0          0          0          0          0          0          0
March 1, 2006.........          0          0          0          0          0          0          0          0          0          0
September 1, 2006.....  8,983,138  4,528,212  4,701,525  4,822,631  4,996,053  5,013,897  7,029,798  6,828,438  7,547,868  7,550,805